UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2007

Moscow CableCom Corp.

(Exact name of registrant as specified in its charter)

Commission file number:  000-01460

Delaware	06-0659863
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

153 East 53rd Street, 58th Floor	10022
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 826-8942
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[    ]

Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ x ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12) *

[    ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[    ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

* - The Company is not soliciting and does not intend to solicit proxies of any stockholder, as described more fully in the description provided under Item 1.01 of the Form 8-K filed on February 23, 2007.

Item 2.02.  Results of Operations and Financial Condition.

Moscow CableCom Corp. (“the Company”) announced today the results of its operations for the three months and year ended December 31, 2006.

A copy of the Company’s press release announcing the 2006 results is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

The following is furnished as an Exhibit to this report:

Exhibit No.

Description of Exhibit

99.1

Press Release dated May 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSCOW CABLECOM CORP.
(Registrant)

/s/ Tate Fite

Name: Tate Fite
Title:  Chief Financial Officer

Date:  May 4, 2007

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